UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2019

KeyCorp
(Exact name of registrant as specified in its charter)

Ohio	001-11302	34-6542451
State or other jurisdiction of incorporation or organization:	Commission File Number	I.R.S. Employer Identification Number:

127 Public Square,	Cleveland,	Ohio	44114-1306
Address of principal executive offices:			Zip Code:

(216) 689-3000
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 17, 2019, KeyCorp issued a press release announcing its financial results for the three- and nine-month period ended September 30, 2019 (the “Press Release”), and posted on its website its third quarter 2019 Supplemental Information Package (the “Supplemental Information Package”). The Press Release and Supplemental Information Package are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

KeyCorp’s Consolidated Balance Sheets and Consolidated Statements of Income (collectively, the “Financial Statements”), included as part of the Press Release, are filed as Exhibit 99.3 to this report. Exhibit 99.3 is deemed “filed” for purposes of Section 18 of the Exchange Act and, therefore, may be incorporated by reference in filings under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished, or filed in the case of Exhibit 99.3, herewith:

99.1	Press Release, dated October 17, 2019, announcing financial results for the three- and nine-month period ended September 30, 2019

99.2	Supplemental Information Package reviewed during the conference call and webcast.

99.3	Financial Statements.

104	Cover Page Interactive Data File (embedded witin the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
(Registrant)

Date: October 17, 2019	/s/ Douglas M. Schosser
By: Douglas M. Schosser
Chief Accounting Officer